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                                                                    EXHIBIT 10.1

                       SECOND AMENDMENT TO LOAN AGREEMENT

      THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of this 8th day of April, 2004, with an Effective Date as set forth in Section 1 hereof, by and among GRAY TELEVISION, INC., a Georgia corporation (the "Borrower"), the banks and lending institutions party to the Loan Agreement referred to below (the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent for the lenders (the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as syndication agent (the "Syndication Agent") and DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as documentation agent (the "Documentation Agent").

      The Lenders have extended certain credit facilities to the Borrower pursuant to the Fourth Amended and Restated Loan Agreement dated as of October 25, 2002, by and among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent (as previously amended by the First Amendment to Loan Agreement dated as of June 9, 2003 by among the Borrower, the lenders party thereto and the Administrative Agent, as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement").

      The parties now desire to amend the Loan Agreement in certain respects subject to the terms and conditions set forth below.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Amendment to the Loan Agreement. Effective as of the date (the "Effective Date") that the Administrative Agent shall have received this Amendment executed by the Borrower and the Administrative Agent on behalf of itself and the other requisite Lenders pursuant to authorization letters of even date, Section 1.1 ("Definitions") of the Loan Agreement is hereby amended by deleting the reference to "$5,000,000" in clause (vi) of the definition of "Excess Cash Flow" and replacing it with "$10,000,000".

      2. Effect of the Amendment. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Loan Agreement. Except as expressly modified hereby, the Loan Agreement and the other Loan Documents shall be and remain in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or
(b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

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      3.    Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies that (a) each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein unless such representations and warranties relate to a specific date, in which case such representations and warranties shall be true and correct as of such specific date, (b) no Default or Event of Default has occurred and is continuing as of the date hereof, (c) as of the date hereof there are no claims or offsets against or defenses or counterclaims to any of the obligations of the Borrower under the Loan Agreement or any other Loan Document, (d) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and (e) this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

      4. Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

      5.    Miscellaneous.

            (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

            (b) This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

            (c) The parties hereto agree that notwithstanding anything contained herein to the contrary, if the conditions set forth in Section 1 of this Amendment are satisfied on or after April 14, 2004 (but in no event later than April 30, 2004), the Effective Date of the amendment set forth in Section 1 shall be April 14, 2004. In furtherance of the foregoing the Lenders agree that if, notwithstanding the foregoing sentence, the Effective Date of this Amendment is deemed to be later than April 14, 2004 and the Borrower has not made a payment pursuant to Section 2.7(b)(iv) of the

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Loan Agreement solely in reliance on the fact that such payment is no longer required after giving effect to this Amendment, then the interest rate will not increase pursuant to Section 2.3(d) of the Loan Agreement without (i) prior notice to the Borrower of such increase and (ii) an affirmative vote of the Required Lenders.

            (d) By its execution hereof, each of the Subsidiaries of the Borrower listed on the signature pages to this Amendment hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty and the other Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty and the other Loan Documents to which it is a party remain in full force and effect.

                            [Signatures Pages Follow]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                   BORROWER:

                                   GRAY TELEVISION, INC., as Borrower

                                   By: /s/ James C. Ryan
                                       ----------------------------------------
                                   Name:  James C. Ryan
                                   Title: Senior Vice President and Chief
                                          Financial Officer

                                   SUBSIDIARY GUARANTORS:

                                   GRAY PUBLISHING, LLC, as Subsidiary Guarantor

                                   By: /s/ James C. Ryan
                                       ----------------------------------------
                                   Name:  James C. Ryan
                                   Title: Vice President and Chief Financial
                                          Officer

                                   PORTA-PHONE PAGING LICENSEE CORP. , as
                                   Subsidiary Guarantor

                                   By: /s/ James C. Ryan
                                       ----------------------------------------
                                   Name:  James C. Ryan
                                   Title: Treasurer

                                   WVLT-TV, INC., as Subsidiary Guarantor

                                   By: /s/ James C. Ryan
                                       ----------------------------------------
                                   Name:  James C. Ryan
                                   Title: Vice President and Chief Financial
                                          Officer

                                   GRAY MIDAMERICA TELEVISION, INC., as
                                   Subsidiary Guarantor

                                   By: /s/ James C. Ryan
                                       ----------------------------------------
                                   Name:  James C. Ryan
                                   Title: Treasurer

                           [Signature Pages Continue]

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                                   GRAY TELEVISION GROUP, INC., as Subsidiary
                                   Guarantor

                                   By: /s/ James C. Ryan
                                      --------------------------------
                                   Name:  James C. Ryan
                                   Title: Senior Vice President, Assistant
                                          Secretary and Treasurer

                                   GRAY TELEVISION LICENSEE, INC., as Subsidiary Guarantor

                                   By: /s/ James C. Ryan
                                       --------------------------------
                                   Name:  James C. Ryan
                                   Title: Treasurer

                                   GRAY TEXAS LP, as Subsidiary Guarantor

                                   By: GRAY TELEVISION GROUP, INC., its General
                                   Partner

                                   By: /s/ James C. Ryan
                                       --------------------------------
                                   Name:  James C. Ryan
                                   Title: Senior Vice President, Assistant
                                          Secretary and Treasurer

                                   GRAY TEXAS LLC, as Subsidiary Guarantor

                                   By: /s/ James C. Ryan
                                       --------------------------------
                                   Name:  James C. Ryan
                                   Title: Treasurer

                                   ADMINISTRATIVE AGENT:

                                   WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                   Administrative Agent and Lender on behalf of itself and the other Lenders

                                   By: /s/ Joe Mynatt
                                       --------------------------------
                                   Name:  Joe Mynatt
                                   Title: Director